UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 27, 2015

(Date of earliest event reported)

REVA MEDICAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-54192	33-0810505
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5751 Copley Drive, San Diego, CA	92111
(Address of principal executive offices)	(Zip Code)

(858) 966-3000

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

The matters set forth below were voted upon at the 2015 Annual General Meeting of Stockholders of REVA Medical, Inc. (the “Company”) held on May 28, 2015 at 10:30 a.m. Australian Eastern Standard Time (which was 5:30 p.m. on May 27, 2015 U.S. Pacific Daylight Time). The stockholders considered 15 proposals at the meeting, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 30, 2015 (the “Proxy Statement”). Of the 33,579,778 shares of the Company’s common stock outstanding as of the record date, 20,426,039 shares were represented at the annual meeting. The independent inspector of elections reported the vote of stockholders as set forth below.

1.              Election of Directors — The stockholders elected three Class II directors to hold office until the 2018 Annual Meeting of Stockholders, or until their successors are duly elected and qualified or until their earlier death, resignation, or removal, by the following votes:

Name of Director Elected	For	Withheld	Broker Non-Votes

R. Scott Huennekens	20,421,584	4,455	—
Gordon E. Nye	16,838,190	3,587,849	—
Robert B. Thomas	20,425,584	455

2.              Election of Directors — The stockholders elected one Class III director to hold office until the 2016 Annual Meeting of Stockholders, or until his successors is duly elected and qualified or until his earlier death, resignation, or removal, by the following votes:

Name of Director Elected	For	Withheld	Broker Non-Votes

Dr. Ross A. Breckenridge	20,418,084	7,955	—

The following individual is a continuing director with term expiring upon the 2016 Annual General Meeting of Stockholders:  Robert B. Stockman.

The following individuals are continuing directors with terms expiring upon the 2017 Annual General Meeting of Stockholders:  Brian H. Dovey and Anne J. Keating.

3.              Ratification of Audit Firm — The Stockholders ratified the appointment of Grant Thornton LLP to serve as the independent registered public accounting firm for the Company’s fiscal year ending December 31, 2015. The proposal was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
20,420,284	—	5,755	—

4.              Grant of Stock Options — The stockholders approved the grant of 30,000 options to Dr. Ross A. Breckenridge for the purchase of common stock on the terms and conditions set forth in the Proxy Statement by the following votes:

For	Against	Abstain	Broker Non-Votes
16,487,303	715,223	3,223,513	—

5.             Grant of Stock Options — The stockholders approved the grant of 30,000 options to R. Scott Huennekens for the purchase of common stock on the terms and conditions set forth in the Proxy Statement by the following votes:

For	Against	Abstain	Broker Non-Votes
16,487,303	715,223	3,223,513	—

6.              Award of Restricted Stock Units — The stockholders approved the award of 15,000 Restricted Stock Units to Dr. Ross A. Breckenridge on the terms and conditions set forth in the Proxy Statement by the following votes:

For	Against	Abstain	Broker Non-Votes
16,461,923	740,603	3,223,513	—

7.              Award of Restricted Stock Units — The stockholders approved the award of 15,000 Restricted Stock Units to Brian H. Dovey on the terms and conditions set forth in the Proxy Statement by the following votes:

For	Against	Abstain	Broker Non-Votes
16,460,923	741,603	3,223,513	—

8.              Award of Restricted Stock Units — The stockholders approved the award of 15,000 Restricted Stock Units to
R. Scott Huennekens on the terms and conditions set forth in the Proxy Statement by the following votes:

For	Against	Abstain	Broker Non-Votes
16,461,923	740,603	3,223,513	—

9.              Award of Restricted Stock Units — The stockholders approved the award of 15,000 Restricted Stock Units to
Anne J. Keating on the terms and conditions set forth in the Proxy Statement by the following votes:

For	Against	Abstain	Broker Non-Votes
16,460,923	741,603	3,223,513	—

10.       Award of Restricted Stock Units — The stockholders approved the award of 35,000 Restricted Stock Units to
Gordon E. Nye on the terms and conditions set forth in the Proxy Statement by the following votes:

For	Against	Abstain	Broker Non-Votes
16,461,923	740,603	3,223,513	—

11.       Award of Restricted Stock Units — The stockholders approved the award of 15,000 Restricted Stock Units to
Robert B. Thomas on the terms and conditions set forth in the Proxy Statement by the following votes:

For	Against	Abstain	Broker Non-Votes
16,400,923	739,003	3,281,113	—

12.            Grant of Stock Options — The stockholders approved the grant of 70,000 options to Robert B. Stockman for the purchase of common stock on the terms and conditions set forth in the Proxy Statement by the following votes:

For	Against	Abstain	Broker Non-Votes
16,465,923	736,603	3,223,513	—

13.       Award of Restricted Stock Units — The stockholders approved the award of 50,000 Restricted Stock Units to
Robert B. Stockman on the terms and conditions set forth in the Proxy Statement by the following votes:

For	Against	Abstain	Broker Non-Votes
16,483,303	719,223	3,223,513	—

14.       Approval of Increase in Director Fees — The stockholders approved an increase to US$300,000 in the total aggregate annual directors’ fees payable to the non-executive directors of the Company, as set forth in the Proxy Statement, by the following votes:

For	Against	Abstain	Broker Non-Votes
17,007,891	126,035	3,292,113	—

15.       Approval of Executive Compensation — The stockholders approved, on an advisory basis, the compensation of the named executive officers for the fiscal year ended December 31, 2014, as set forth in the Proxy Statement, by the following votes:

For	Against	Abstain	Broker Non-Votes
20,417,784	8,255	—	—

No other items were presented for stockholder approval at the 2015 Annual General Meeting of Stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

REVA Medical, Inc.

Date: May 28, 2015	/s/ Katrina L. Thompson
Katrina L. Thompson
Chief Financial Officer
(principal financial and accounting officer)